DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS

Delaware International Value Equity Fund
Supplement to the Fund's Class A, Class B, Class C and Class R Prospectus
dated March 30, 2005

Delaware International Small Cap Value Fund
Supplement to the Fund's Institutional Class Prospectus
dated March 30, 2005

Delaware International Value Equity Fund only:

The following information replaces the section titled "Profile: Delaware International Value Equity Fund - What are Delaware International Value Equity Fund's fees and expenses?" on page 4 of the Fund's Class A, Class B, Class C and Class R prospectus:

What are Delaware International Value Equity Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.
CLASS	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees5	0.30%	1.00%	1.00%	0.60%
Other expenses6	0.36%	0.36%	0.36%	0.36%
Total operating expenses	1.51%	2.21%	2.21%	1.81%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.7 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[8]	A	B	B	C	C	R
			(if redeemed)		(if redeemed)
1 year	$720	$224	$624	$224	$324	$184
3 years	$1,025	$691	$966	$691	$691	$569
5 years	$1,351	$1,185	$1,410	$1,185	$1,185	$980
10 years	$2,273	$2,367	$2,367	$2,544	$2,544	$2,127

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a CDSC will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets.

6 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

7 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

8 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Delaware International Small Cap Value Fund only:

The following information replaces the section titled "Profile: Delaware International Small Cap Value Fund - What are Delaware International Small Cap Value Fund's fees and expenses?" on page 10 of the Fund's Institutional prospectus:

What are the Delaware International Small Cap Value Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	1.25%
Distribution and service (12b-1) fees	none
Other expenses[2]	0.62%
Total annual fund operating expenses	1.87%
Fee waivers and payments	(0.19%)
Net expenses[3]	1.68%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$171
3 years	$569
5 years	$993
10 years	$2,175

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

3 The investment manager has contracted to waive fees and pay expenses through March 31, 2006, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expense and certain insurance costs) from exceeding 1.68% of average daily net assets.

4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

This Supplement is dated April 5, 2005.